                                                                    Exhibit 23.2

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of Hawk Corporation dated December 19, 1997 (except Note N, as to which the date is January __,
1998), in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-40535) and related Prospectus of Hawk Corporation for the registration of 5,135,000 shares of its common stock.


                                                      Ernst & Young LLP


Cleveland, Ohio



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The foregoing consent is in the form that will be signed upon the completion of the increase in authorized shares and the stock split described in Note N to the financial statements.

                                                    /s/ Ernst & Young LLP

Cleveland, Ohio
January 7, 1998

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                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of Helco, Inc. dated July 26, 1994, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-40535) and related Prospectus of Hawk Corporation for the registration of 5,135,000 shares of its common stock.


                                                   /s/ Ernst & Young LLP

Cleveland, Ohio
January 7, 1998

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of Sinterloy, Inc. dated August 22, 1997, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-40535) and related Prospectus of Hawk Corporation for the registration of 5,135,000 shares of its common stock.


                                                      /s/ Ernst & Young LLP

Cleveland, Ohio
January 7, 1998

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of S.K. Wellman Limited Inc. and Subsidiaries dated September 26, 1996, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-40535) and related Prospectus of Hawk Corporation for the registration of 5,135,000 shares of its common stock.



                                                   /s/ Ernst & Young LLP

Cleveland, Ohio
January 7, 1998